EXHIBIT 10.1



                   AMENDMENT AND EXTENSION OF CREDIT AGREEMENT


      THIS AMENDMENT AND EXTENSION OF CREDIT AGREEMENT ("AMENDMENT") is made as of June 28, 2002, among NATIONAL GOLF OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), continued pursuant to that certain Third Amended and Restated Agreement of Limited Partnership, dated as of July 28, 1999, as amended (the "Operating Agreement"), NATIONAL GOLF PROPERTIES, INC., a Maryland corporation (the "Guarantor"), BANK ONE, NA, a national banking association with its main office in Chicago Illinois, individually and as agent ("Agent") for Lenders (as defined in the Credit Agreement referenced below) and the Lenders.

                                   RECITALS:

      A. Pursuant to the terms of the Amended and Restated Credit Agreement dated as of July 30, 1999, among Borrower, Guarantor, Agent, and the Lenders from time to time that are parties thereto (as amended from time to time, the "Credit Agreement"), the Lenders agreed to provide a term loan facility in the amount of $100,000,000 ("Term Facility") and a revolving credit facility in the maximum aggregate amount of $200,000,000 ("Revolving Facility"). Terms appearing as initially capitalized terms and not otherwise expressly defined in this Amendment shall have the respective meanings given them in the Credit Agreement.

      B. Pursuant to the terms of a Forbearance Agreement dated as of February 8, 2002 among the Borrower, Guarantor, Agent and Lenders (the "Original Forbearance Agreement"), as amended by an Amendment and Extension of Forbearance Agreement dated as of March 29, 2002 (the "First Amendment"), a Second Amendment and Extension of Forbearance Agreement dated as of April 30, 2002 (the "Second Amendment"), a Third Amendment and Extension of Forbearance Agreement dated as of May 15, 2002 (the "Third Amendment), a Fourth Amendment and Extension of Forbearance Agreement dated as of May 31, 2002 (the "Fourth Amendment) and a Fifth Amendment and Extension of Forbearance Agreement dated as of June 14, 2002 (the "Fifth Amendment", and collectively with the Original Forbearance Agreement, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the "Forbearance Agreement"), Lenders agreed to forbear from exercising their remedies under the Loan Documents on account of certain "Specified Defaults" (as defined in Section 1 of the Original Forbearance Agreement) and to extend the Revolving Facility Termination Date.

      C. Borrower and Guarantor have requested that the Lenders amend the Credit Agreement to extend the Revolving Facility Termination Date and make certain other changes thereto in consideration of the provision of collateral to secure the Facility and the amendment of certain other provisions of the Credit Agreement. The Lenders have agreed to amend such provisions of the Credit Agreement and extend the Revolving Facility Termination Date on the conditions set forth in this Amendment.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor, Agent and Lenders hereby agree as follows:

      1. FORBEARANCE. Upon the Effective Date, the Specified Defaults shall be deemed to have been waived for the period beginning on the Effective Date and ending on March 31, 2003 (the "Amendment Period") and the Forbearance Agreement shall be deemed to have expired, except to the extent that certain provisions thereof have been expressly restated in this Amendment. The existence of Defaults and Unmatured Defaults during the Amendment Period shall be determined in accordance with the terms of revised Article VIII of the Credit Agreement as described below and only those covenants, the breach of which is identified as a Major Default in such revised Article VIII, shall be enforceable against the Borrower and Guarantor during the Amendment Period.

      2. EFFECTIVE DATE. The Lenders agree that all amendments to the Credit Agreement contained herein shall be effective from the date that the following conditions have been satisfied and this Amendment becomes effective (the "Effective Date"):

           (a) Borrower, Guarantor, Agent, and a sufficient number of the Lenders have executed this Amendment and delivered counterparts to Agent;

           (b) Borrower has paid (i) a fee to Agent for the benefit of the Lenders equal to 0.125% of the aggregate outstanding principal balance of the Revolving Facility and Term Facility as of the Effective Date, which shall be allocated among the Lenders executing this Agreement on a pro rata basis based their relative principal amounts outstanding and (ii) an agent's administrative fee to the Agent pursuant to a separate agreement between Agent and Borrower;

           (c) Borrower has paid all costs and expenses of Agent's counsel and advisors payable pursuant to Section 10.7 of the Credit Agreement which have been billed prior to the Effective Date;

           (d) Borrower shall have provided to Agent evidence reasonably satisfactory to Agent, including a certified resolution and an incumbency certificate from Guarantor, substantially in the form attached as Exhibit 2(d) to the Original Forbearance Agreement and to the effect that the individual executing this Amendment on behalf of Borrower and Guarantor has been duly authorized by all appropriate action to so execute and deliver this Amendment; and

           (e) Borrower has satisfied all of the conditions set out in Section 4 of this Amendment with respect to the creation of security interests in the Collateral Projects, the Project-Related Cash Collateral Account and the Title-Related Cash Collateral Account.

      3. INDUCEMENTS TO LENDERS TO AMEND. For the benefit and reliance of Lenders, and to induce Lenders to enter into this Amendment, Borrower and Guarantor individually and each on its own behalf hereby represents and warrants as follows:

           (a) Other than as contemplated by the terms hereof and subject to the Forbearance Agreement, the Credit Agreement, Notes, and all of the other Loan Documents executed by Borrower and/or Guarantor are in full force and effect on the date of this Amendment and are enforceable against Borrower and/or Guarantor in accordance with their terms;

           (b) As of the date of this Amendment the unpaid balance of principal due and payable under the Revolving Facility is $155,400,123 and under the Term Facility is $76,146,060 (which amounts do not include attorneys' fees and other costs of Lenders incurred and unpaid as of


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

the date hereof, or any accrued and unpaid interest or fees, all of which shall be in addition to such amount);.

           (c) To each's knowledge, Borrower and Guarantor have no right of set-off, defense, claim, or cause of action against Agent, Lenders or any of their affiliates, or any of their respective officers, directors, employees, agents, or attorneys, in connection with the Loan Documents as of the date hereof (whether fixed or contingent, or based on contract, tort, statute, strict liability, or other legal or equitable theory of recovery). Borrower and Guarantor each hereby, for itself, its successors and assigns (each a "Releasing Party" and collectively, the "Releasing Parties"), releases, acquits and forever discharges Agent and Lenders and their respective directors, officers, employees, agents, affiliates, successors and assigns ("Released Parties") of and from any and all claims, actions, causes of action, demands, rights, damages, costs, and expenses whatsoever which any Releasing Party might have because of anything done, omitted to be done, or allowed to be done by any of the Released Parties and in connection with the Revolving Facility, the Term Facility, the Credit Agreement or this Amendment or the other Loan Documents as of the date of execution of this Amendment, whether known or unknown, foreseen or unforeseen, including any damages and the consequences thereof resulting or to result from the events described, referred to or inferred hereinabove;

           (d) Borrower and Guarantor have taken all necessary action to authorize the execution, delivery and performance of this Amendment, and this Amendment has been duly executed and delivered by or on behalf of Borrower and Guarantor and constitutes the legal, valid and binding obligation of Borrower and Guarantor enforceable against Borrower and Guarantor in accordance with its terms;

           (e) Assuming the consent of the NGP Noteholders to the creation of the collateral pool described in Section 4 below has been obtained, the execution, delivery and performance of this Amendment by Borrower and Guarantor will not conflict with or result in a breach of any of the terms or provisions of, constitute a default under, require any consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Borrower or Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, or other agreement or instrument to which Borrower or Guarantor is a party or by which Borrower's or Guarantor's property or assets is subject, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Borrower or any of its properties or assets, and any consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental agency or body required for the execution, delivery and performance by Borrower of this Amendment or any other Loan Documents has been obtained and is in full force and effect; and

           (f) To each's actual knowledge, except for the Specified Defaults and the failure of the Borrower to meet its fixed charge coverage ratio for the first quarter of 2002, no material Default has occurred that remains uncured as of the date hereof.

      4. COLLATERAL. Borrower has agreed to establish on the Effective Date, and the Lenders agree to participate in, a collateral pool to ratably secure both the Facility and the Note Purchase Agreements consisting of all Projects which would otherwise constitute Unencumbered Assets, excluding only those Projects with respect to which the Agent determines, in the exercise of its reasonable judgment, that mortgage taxes and other perfection expenses will be disproportionate to


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

the benefit to the Lenders of the incremental collateral value. A list of the Projects that will be included in such collateral pool as of the Effective Date (the "Collateral Projects") is attached hereto as Schedule 1 and made a part hereof. As a condition to the effectiveness of this Amendment, Borrower shall have:

           (a) executed and delivered to Stewart Title Insurance Company (the "Title Insurer") for recording and filing mortgages and deeds of trust on the Collateral Projects, together with related UCC-1 financing statements, all in the forms previously approved by the Agent's counsel (collectively, the "Mortgages");

           (b) delivered to the Agent the Security and Collateral Agency Agreement in the form attached hereto as Exhibit A and made a part hereof or in such other form as may be reasonably satisfactory to the Agent (the "Collateral Agency Agreement") executed by the Borrower, the holders under the Note Purchase Agreements (the "NGP Noteholders") and BNY Midwest Trust Company (the "Collateral Trustee")

           (c) caused the Title Insurer, at the Borrower's expense, (i) to issue title insurance policies ("Title Policies"), with all agreed upon endorsements, naming the Collateral Trustee as insured and insuring that the Mortgages constitute first priority liens on those twenty (20) Collateral Projects identified on Schedule 2 attached hereto and made a part hereof (the "Initially Insured Projects") and (ii) to issue commitments for title insurance on the balance of the Collateral Projects, subject in both cases to all Permitted Encumbrances (as defined in the Collateral Agency Agreement) provided that, by the Effective Date, Borrower either removes any title exceptions for unreleased prior mortgages or deeds of trust or provides evidence reasonably satisfactory to the Agent that the debt secured thereby has been repaid in full and no further debt will be secured thereby;

           (d) deposited with the Collateral Trustee the amount of $217,482.53 (which is 150% of the aggregate amount of the unreleased mechanics' Liens against the Collateral Projects as of the Effective Date, all of which are being contested by the Borrower pursuant to Section 7.15(ii) of the Credit Agreement) to be held until (i) all of the Title Policies have been issued and (ii) such Liens (and any other Liens on a Collateral Project which arise between the Effective Date and the date the final Title Policies with respect to all Collateral Projects have been issued) have been either released or insured against by the Title Insurer;

           (e) deposited with the Collateral Trustee the amount of $619,553.09 to be used solely as reimbursement of the Collateral Trustee's cost of causing the Title Insurer to issue the balance of the Title Policies and endorsements which the Collateral Trustee may cause to be issued, at the discretion of the Agent, by written direction to the Title Insurer given at any time on or after the first to occur of (i) a Major Default or (ii) August 31, 2002; and

           (f) established with the Collateral Trustee pursuant to mutually satisfactory documentation (i) a cash collateral account (the "Project-Related Cash Collateral Account") and deposited therein an amount equal to the amount of any Net Cash Proceeds which are being reserved by the Borrower as of the Effective Date for reinvestment pursuant to Section 1031 Transactions and (ii) another cash collateral account (the "Title-Related Cash Collateral Account") and deposited therein the amounts deposited by Borrower with the Collateral Trustee under clauses (d) and (e) of this Section 4.


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


      5. AMENDED PROVISIONS. Beginning on the Effective Date, the following Sections of the Credit Agreement shall be modified in the following respects:

      A.   Article I, DEFINITIONS.

          (i) The definition of "Adjusted ABR Rate" shall be deleted and replaced with the following:

           "Adjusted ABR Rate" means, for any day, a rate per annum equal to (i) the Alternate Base Rate for such day plus (ii) two and three-quarters of one percent (2.75%) per annum.

           (ii) A new definition of "AGC Companies" shall be added as follows:

           "AGC Companies" means, prior to accounting for minority interest, AGC and its subsidiaries, GEI and its subsidiaries, American Golf of Glendale, a California corporation, Kansas 19th Hole Corporation, a Kansas corporation, and private liquor clubs related to the properties operated by the aforementioned entities.

           (iii) New definitions of "AGC Companies EBITDAR" and "AGC Companies Projected EBITDAR" shall be added as follows:

           "AGC Companies EBITDAR" means, as of the last day of any fiscal quarter in 2002, revenue from operations as reported by AGC Companies (including revenue otherwise excluded pursuant to GAAP) less cost of sales, operating expenses and repairs before (i) gains and losses attributable to golf courses ceased to be in operation or leased, owned or managed by the AGC Companies, (ii) depreciation, amortization, interest expense and cash taxes (excluding sales taxes), (iii) expenses and charges incurred with respect to the Newco Transaction and (iv) rent obligations, in each case on a cumulative basis for the first quarter of 2002 and each full fiscal quarter thereafter for which financial results have then been reported.

           "AGC Companies Projected EBITDAR" means, as of the last day of any fiscal quarter in 2002, the projected AGC Companies EBITDAR shown on
           Schedule 3 attached hereto and made a part hereof, in each case on a cumulative basis for the first quarter of 2002 and each full fiscal quarter thereafter for which financial results have then been reported, as adjusted to eliminate all projected AGC Companies EBITDAR attributable to golf courses which have ceased to be in operation or leased, owned or managed by the AGC Companies from the projected amount for the full fiscal quarter in which such cessation occurred and for each full fiscal quarter thereafter on a consistent basis with the calculation of actual AGC Companies EBITDAR for such period. For purposes of the calculation pursuant to Section 7.20(vi), AGC Companies Projected EBITDAR shall also be reduced by the corporate and regional overhead allocated to golf courses


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

           ceased to be in operation or leased, owned or managed by the AGC Companies during such period.

           (iv) A new definition of "Amendment and Extension" shall be added as follows:

           "Amendment and Extension" means that certain Amendment and Extension to Credit Agreement dated as of June 28, 2002 by and among Borrower, Guarantor, Agent and Lenders modifying this Agreement.

           (v) A new definition of "AGC/GEI Base Rental" shall be added as follows:

           "AGC/GEI Base Rental" means that portion of the aggregate rental paid by AGC and GEI to Borrower under Approved Operating Leases which is fixed or subject to a previously agreed fixed escalation and is not percentage rent or escalation rent determined by reference to a consumer price or other index.

           (v)   A new definition of "GEI" shall be added as follows:

           "GEI" means Golf Enterprises, Inc., a Kansas corporation.

           (vi) The definition of "Loan Documents" shall be amended by adding at the end thereof the phrase:

           "including without limitation the Amendment and Extension, together with the Mortgages and the Collateral Agency Agreement (as such terms are defined in the Amendment and Extension)."

           (vii) The definition of "Net Cash Proceeds" shall be deleted and replaced by the following:

           "NET CASH PROCEEDS": shall mean, with respect to any sale, transfer or other disposition of any asset or the sale or issuance of any Indebtedness or stock, partnership interests or other ownership interests or warrants, rights or options to acquire any of the same by the Borrower, General Partner or any of their subsidiaries, the aggregate amount of cash received from time to time by or on behalf of the Borrower or the General Partner or any of their subsidiaries, in connection with such transaction after deducting therefrom only
           (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions that are (1) actually paid to a Person that is not an Affiliate of the Borrower or the General Partner and (2) properly attributable to such transaction or to the asset that is the subject thereof, (b) the amount of taxes payable in connection with or as a direct result of such transaction, (c) in the case of a sale or disposition of assets, the amount of any distributions required to be made in order


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


           to avoid the imposition of any corporate level income or excise tax,
           (d) in the case of a sale or disposition of assets, distributions in respect of taxes required under Section 7.1(A)(3) of the Third Amended and Restated Agreement of Limited Partnership of the Borrower, provided that no deduction shall be made on account of any such distributions to the General Partner, except to the extent permitted under clauses (b) or (c) above, and provided further that no deduction shall be made on account of clauses (b), (c) or (d) if a Major Default has occurred and is then continuing, (e) the amount of any indebtedness secured by a lien on such asset that, by the terms of such transaction or such indebtedness, is required to be repaid upon such disposition which is actually paid to a Person that is not an Affiliate of the Borrower or the General Partner, and (f) any amount required to be paid to AGC or GEI in connection with termination of an Approved Operating Lease on such asset, pursuant to the formula described in Schedule 4 attached to the Amendment and Extension.

           (viii) A new definition of "NGP Noteholders" shall be added as follows:

           "NGP Noteholders" means, as of any date, those Persons holding one or more of the promissory notes issued pursuant to the Note Purchase Agreements.

           (ix) The definitions of "Required Aggregate Lenders", "Required Lenders", "Required Revolving Lenders" and "Required Term Lenders" are all deleted and all references thereto shall be deemed to reference "Required Lenders" pursuant to the following new definition:

           "Required Lenders" means, as of any date, those Lenders who in the aggregate hold at least 66-2/3 % of the then-outstanding Advances hereunder.

           (x) The definition of "Revolving Facility Termination Date" shall be deleted and replaced by the following:

           "Revolving Facility Termination Date" means March 31,
           2003.

           (xi) The definition of "Term Facility Termination Date" shall be deleted and replaced by the following:

           "Term Facility Termination Date" means March 31, 2003.

      B.   Article II, THE CREDIT.

           (i) In Section 2.1, the Revolving Commitments have been permanently terminated and no further borrowings under the Revolving Facility or the Term Facility shall be permitted.


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

           (ii) Subsections (i), (ii), (iii) and (iv) of Section 2.8(b) are hereby deleted and replaced by the following:

                 (i) NET CASH PROCEEDS OF EQUITY OFFERING. On the date of receipt by Borrower, the General Partner or any of their Subsidiaries of the Net Cash Proceeds from the sale or issuance of any stock, partnership interest or other equity interest, in each case preferred or common, (including, for purposes of this clause (i), equity-like securities containing terms and conditions deemed to approximate an equity interest in the discretion of the Required Lenders), in Borrower, the General Partner or any of their Subsidiaries, except for (A) issuance and exercise of stock or stock options to employees of such Person as part of their overall compensation package, (B) capital contributions by General Partner and/or Borrower to their respective Subsidiaries and (C) limited partnership interests in Borrower issued in exchange for the contribution of Properties to Borrower, Borrower shall pay to the Collateral Trustee for distribution in accordance with the Collateral Agency Agreement an amount equal to 50% of the amount of such Net Cash Proceeds until the aggregate outstanding Advances hereunder have been reduced to $225,000,000.

                 (ii) NET CASH PROCEEDS OF PROPERTY SALES. On the date of receipt by the Borrower, the General Partner or any of their Subsidiaries of the Net Cash Proceeds of the sale, transfer or other disposition of any assets of Borrower, the General Partner or any of their Subsidiaries, except for (A) proceeds of the sale of inventory in the ordinary course of business,
                 (B) proceeds of sales of damaged, worn or obsolete equipment to the extent such proceeds are intended to be (and are) used to purchase replacements for such equipment within 180 days or sales of damaged, worn or obsolete equipment made after the purchase of replacements for such equipment, (C) proceeds of any sale or disposition of assets which are reserved to be used to acquire other property in a Section 1031 Transaction, provided that (i) the maximum amount so reserved at any time shall not exceed $28,000,000, (ii) an amount equal to the amount of Net Cash Proceeds so reserved is deposited into the Project-Related Cash Collateral Account, (iii) either (X) such Net Cash Proceeds are reinvested in another Collateral Project within six (6) months after the date of the transfer generating such Net Cash Proceeds and upon such reinvestment a Mortgage has been executed and recorded against the replacement Collateral Project or (Y) the corresponding amount in the Project-Related Cash Collateral Account has been applied to reduce the outstanding principal balance of the Facility and the notes issued pursuant to the Note Purchase


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

                 Agreements, all as described herein and distributed in accordance with the Collateral Agency Agreement, (D) insurance proceeds and condemnation awards which are invested in substantially similar assets within twelve (12) months of receipt of such proceeds, (E) any leases or subleases of golf course properties in the ordinary course of business and (F) amounts recouped by Borrower on account of any principal prepayments made by Borrower under the side letter referred to in Section 7.31 below with respect to the Rent Deferral Agreement, the Borrower shall pay to the Collateral Agent an amount equal to 100% of the amount of such Net Cash Proceeds for distribution in accordance with the Collateral Agency Agreement.

                 (iii) ALLOCATION OF NET CASH PROCEEDS. Borrower has, prior to the Effective Date and pursuant to the First Amendment, reserved the amount of $18,122,408 from Net Cash Proceeds received after March 29, 2002 and prior to the Effective Date for possible payment to the NGP Noteholders (the "Existing NGP Noteholders Reserve") while previously paying the Lenders their pro rata share of such Net Cash Proceeds. $3,165,945 of the Existing NGP Noteholders Reserve has been paid to the NGP Noteholders in payment of the scheduled amortization payment due under the Note Purchase Agreements on June 14, 2002. The balance of the Existing NGP Noteholders Reserve shall be paid to the NGP Noteholders on the Effective Date and shall be used solely to prepay the principal balance due to the NGP Noteholders, including without limitation prepayment of their scheduled amortization payment of $3,298,914 due December 15, 2002. All further Net Cash Proceeds which are available from and after the Effective Date shall be shared between the Lenders and such NGP Noteholders on a pro rata basis based on their respective outstanding principal balances in accordance with the Collateral Agency Agreement. All Net Cash Proceeds paid to the Lenders and the NGP Noteholders during the Amendment Period shall continue to be allocated among the Lenders and the NGP Noteholders on a pro rata basis in accordance with their respective outstanding principal balances in accordance with the Collateral Agency Agreement. The existing formula for calculating lease termination fees due to or from AGC on the sale of Projects shall continue to be used in calculating Net Cash Proceeds during the Amendment Period, provided that NGP shall be permitted to allow AGC to continue to accrue any lease termination fees due to NGP so long as any lease termination fees due to AGC are not paid in cash until the accrued


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

                 obligation to NGP for lease termination fees has been paid or offset in full.

                 (iv) CERTIFICATES. The Borrower shall deliver to the Administrative Agent a certificate regarding its permitted use of such Net Cash Proceeds not later than three (3) Business Days prior to the applicable date such Net Cash Proceeds must be paid to the Lenders and the NGP Noteholders or deposited into the Project-Related Cash Collateral Account. If Borrower fails to deliver such a certificate or if such certificate discloses that any Net Cash Proceeds within the above reinvestment exceptions have not been so used by the applicable date, the full amount of such Net Cash Proceeds (if no certificate is delivered) or any unused portion thereof, if such a certificate is given, shall be applied to repayment of the amounts due to the Lenders and the NGP Noteholders as described above.

                 (v) DISTRIBUTIONS. Notwithstanding anything to the contrary herein, all "Distributions" (as defined in the Collateral Agency Agreement), which term includes without limitation the Net Cash Proceeds described above and any other amounts recovered from Borrower or Guarantor, shall be shared between the Lenders and the NGP Noteholders in accordance with Section 15 of the Collateral Agency Agreement.

           (iii) Due to the acceleration of the Term Facility Termination Date,
                 Section 2.8(c), entitled MANDATORY AMORTIZATION OF TERM FACILITY, is hereby deleted.

           (iv) Borrower's rights under Sections 2.9 and 2.10 to select the Type of any Advance are hereby eliminated and only ABR Advances shall be allowed hereafter.

           (v) The first two sentences of Section 2.23 are hereby deleted and replaced by the following sentence:

           "Notwithstanding anything else herein to the contrary, all principal payments distributed to the Administrative Agent in accordance with the terms of the Collateral Agency Agreement shall be allocated between the Term Facility and Revolving Facility on a pro rata basis based on the relative principal amounts outstanding under the Term Facility and Revolving Facility.

      C. Article III, THE LETTER OF CREDIT SUBFACILITY TO THE REVOLVING LOAN FACILITY. Due to the permanent elimination of the Revolving Commitment, no further Facility Letters of Credit will issued.

      D.   Article VII, COVENANTS

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


           (i) The following additional subsection shall be added at the end of
           Section 7.1, FINANCIAL REPORTING

           Borrower shall use its reasonable best efforts to provide to the Administrative Agent no later than fifteen (15) days following the end of each month, monthly course level operating results (including a comparison of actual results versus budgeted results for the applicable month and for the year-to-date). In addition, to the extent (a) obtainable using all reasonable efforts, and (b) not covered by any agreement of confidentiality that would preclude such disclosure, Borrower shall provide monthly course-level financial projections, (including data for the corresponding month in fiscal year 2001) for AGC. Furthermore, Borrower shall also provide at the time of deliverance of its monthly course operating results, a report on recent asset sales, including copies of all pending letters of intent and contracts for asset sales (to the extent not previously provided) and a report on the projected tax liability for each proposed asset sale. Borrower shall also use its reasonable best efforts to provide from time to time upon request a 13 week cash flow forecast and such additional information as may be reasonably requested by the Administrative Agent or by Lenders' advisor.

           (ii) The following sentence shall be added at the end of Section
           7.4:

           Notwithstanding the foregoing terms of this Section 7.4, Borrower shall not acquire or invest in any new golf course properties or ancillary businesses or invest in any of the other items identified in this Section 7.4, provided, however, that Borrower shall have the right to enter into Section 1031 Transactions as set forth in the Amendment and Extension, pay for capital expenditures which Borrower has already budgeted or which are necessary to maintain the quality of the Projects or make remedial maintenance and improvements to the extent reasonably necessary to maintain the Projects in a first class manner, purchase office equipment and otherwise operate in the
           ordinary   course  of  business  (other  than  with  respect to  the
           acquisition of or investment in any new golf course properties or ancillary businesses) as required for it to conduct its business.

           (iii) Section 7.11 shall be deleted and replaced with the following:

           Section 7.11, DIVIDENDS. Neither Guarantor nor Borrower shall pay any dividends or make any other distributions with respect to its Capital Stock (including all preferred units of Borrower) except that, so long as there is not a continuing Major Default under Sections 8.1 or 8.2, the Guarantor and the Borrower may make (i) distributions with respect to taxes related to the sale of assets as described in the definition of "Net Cash Proceeds" (including distributions required under the Operating Agreement in respect of taxes), (ii) distributions to the holders of partnership interests in Borrower that are entitled to any preference in distribution to the extent of any "Preferred Distribution Shortfall" (as defined in the Operating Agreement) and any preferred distribution for the then-current quarter as provided in clauses (1) and (2) of the first sentence of Section 5.1 of the Operating Agreement and (iii) whatever amount of dividends Guarantor is required to distribute to maintain its tax status as a real estate investment trust and to avoid the imposition of any corporate income or excise tax on Guarantor.

           (iv) The following sentences shall be added at the end of Section
           7.12:

           Notwithstanding the foregoing or any other provision of this Agreement, the Lenders consent to the transaction (the "Newco Transaction") contemplated by the Agreement and Plan of Merger and Reorganization dated as of March 29, 2002 among the Borrower, Guarantor or AGC and certain affiliates (as it may be amended as described below, the "Merger Agreement") including (i) the establishment of a new holding company ("Newco") which upon consummation of such transactions will hold all of the common stock of AGC and the Guarantor, and (ii) termination of the Guarantor's status as a REIT, subject to review and approval by the Required Lenders (which may be granted or denied in their discretion) of any
           (i) amendments to the Merger Agreement or (ii) changes to the Operating Agreement not expressly addressed in the Merger Agreement that, in either case, materially and adversely affect the position of the Lenders in relation to Borrower, Guarantor or any of their creditors. The Lenders will not be deemed to have approved any consolidation of, or cross-support between, the assets and debt of the Borrower and the assets and debt of AGC. A further approval from the Lenders will be required before any such consolidation or cross-support. In addition, the Borrower agrees not to permit Newco to incur any Indebtedness or grant any Liens on its assets unless Newco simultaneously guarantees the Facility and if a Lien is granted to any other creditor, grants a pari passu Lien to the Lenders to secure the Facility and to the NGP Noteholders to secure the notes and other obligations of the Borrower under the Note Purchase Agreements.

           (v) The following sentences shall be added at the end of Section
           7.13:

           Guarantor's Bylaws shall at all times provide, among other things, that (a) the majority of Guarantor's directors shall be Independent Directors, and (b) the Committee of Independent Directors (as defined in Guarantor's Bylaws) shall approve all transactions between Guarantor and David G. Price and his affiliates. As used herein, an "Independent Director" shall have the meaning ascribed to such term in the Guarantor's Bylaws and shall further refer to a director of Guarantor who was not at the time of initial appointment and is not at any time while serving as a director of Guarantor: (W) a director of AGC; (X) an officer or employee (with the exception of Charles S.

           Paul, serving as interim Chief Executive Officer of Guarantor), partner or attorney of Guarantor or AGC; (Y) a person controlling any such partner, or (Z) a member of the immediate family of any of the foregoing. It is acknowledged and agreed by the parties hereto that Messrs. Charles S. Paul, Bruce Karatz and John C. Cushman III are Independent Directors for the purposes hereof.

           (vi) The following additional clause shall be added at the end of
           Section 7.20:

           "(vi) as of the last day of any fiscal quarter during 2002, the AGC Companies EBITDAR for the elapsed full quarters of 2002, on a cumulative basis, to be less than sixty percent (60%) of the AGC Companies Projected EBITDAR for such period, provided that if the proposed Newco Transaction is completed the Borrower may substitute the consolidated EBITDAR of Newco and its subsidiaries, for the AGC Companies EBITDAR, provided the Required Lenders have approved the projections of such consolidated EBITDAR and any other adjustments to such covenant, such approval not to be unreasonably withheld.

           (vii) The following clause shall be added at the end of Section
           7.28:

           "except to the extent permitted under the Rent Deferral Agreement described in Section 7.31 hereof."

           (viii) The following sentences shall be added at the end of Section 7.29:

           Notwithstanding Section 7.31, the Borrower may release approximately $13,000,000 of capital expenditure funds which have previously been committed to AGC or GEI for capital improvements on the Projects during the Amendment Period but only in exchange for the previously agreed rent increases and pursuant to a funding procedure reasonably satisfactory to the Administrative Agent designed to ensure that all such capital expenditure funds for the Projects are correctly applied by AGC and GEI solely to the Borrower's Projects.

           (ix) The following new Section 7.31 shall be added at the end of
           Article VII:

           Section 7.31. RENT DEFERRAL AGREEMENT. The Lenders will approve in a side letter acceptable to the Required Lenders the Borrower's entering into an agreement with AGC and GEI (the "Rent Deferral Agreement") in which Borrower may agree to forbear from enforcing payment of rent now or hereafter delinquent and lease termination fee receivables due from AGC and GEI to Borrower, but only to the extent necessary to permit the following payments to be made in the order set forth below, up to the maximum amount of deferral described therein. Borrower agrees not to waive or subordinate its claim against AGC or GEI for any unpaid rent and lease termination fee receivables, or contribute, loan or otherwise advance any funds to or for the benefit of AGC or GEI that would in any way increase the net obligations of AGC and GEI to Borrower.

           Borrower's agreement to such forbearance and rent deferral shall be conditioned upon (i) the absence of any principal payments to Bank of America or the AGC Noteholders from AGC or NGP or any of their subsidiaries until the date (the "AGC Extension Date") that Bank of America and the AGC Noteholders have waived the existing AGC defaults and extended the maturity date of their facilities with AGC to March 31, 2003, and (ii) AGC's and David G. Price's agreement to apply the net operating income of AGC and the other AGC Companies on a combined basis after payment of taxes and overhead from April 1, 2002 to March 31, 2003 as follows:

           1. to meet bonding obligations and to make capital expenditures and reserves needed to maintain the courses operated by the AGC Companies (including without limitation the Borrower's Projects) at an appropriate level of quality, anticipated to be approximately $20,500,000 in the aggregate during the Amendment Period for remedial maintenance and on-going expenditures;

           2. to payment of its current monthly rental obligations, LESS, if and only if there is not sufficient cash flow to pay the current monthly amounts payable under clauses (3), (4) and (5), that portion of the allowable rent deferral under the Rent Deferral Agreement needed to enable AGC and the AGC Companies to pay such current monthly amounts in full;

           3. to payments of current monthly interest due during the Amendment Period to the AGC Companies' bona fide creditors (it being understood that failure to make such payments shall constitute an event of default on the indebtedness due to such creditors whether or not amounts listed in prior clauses of this paragraph have been paid);

           4. to equal monthly principal payments to Bank of America and the AGC Noteholders ratably, commencing to accrue on April 1, 2002 but not being payable until the AGC Extension Date and not to exceed on an annual basis the projected annual maximum allowed under the Rent Deferral Agreement so long as any delinquent rent and lease termination fee receivables due to Borrower shall be outstanding, provided that the payment on the AGC Extension Date may include the equal monthly installments that would have been due from April 1, 2002 through the AGC Extension Date and provided further that payment thereof to the AGC Noteholders shall be conditioned on the waiver or satisfactory reduction of pre-payment penalties and any such unscheduled principal payments not paid to the AGC Noteholders shall be paid to Bank of America (it being understood that failure to make such payments shall constitute an event of default on the indebtedness due to Bank of America and the AGC Noteholders whether or not amounts listed in prior clauses of this paragraph have been paid);

           5. reserves for interest and principal payments coming due on such debt to bona fide creditors of the AGC Companies during the Amendment Period and for minimum rental obligations during such period, unless reasonably projected future net operating income after taxes and overhead will be sufficient to make such payments when due; and

           6. to payment of the balance of the full rent due to Borrower for such month and then to repayment of any deferred rent owing to the Borrower for prior months from and after April 1, 2002.

      E. Article VIII, DEFAULTS. All Defaults and Unmatured Defaults under the Credit Agreement in existence on the Effective Date or arising during the Amendment Period shall be deemed to have been waived for the full Amendment Period, except for the following Major Defaults:

           8.1 NONPAYMENT OF PRINCIPAL. Nonpayment of any principal payment on any Note when due.

           8.2 NONPAYMENT OF OTHER AMOUNTS. Nonpayment of interest upon any Note or of any other payment Obligations under any of the Loan Documents within five (5) Business Days after the same becomes due.

           8.3  BREACH OF CERTAIN COVENANTS.  The breach of  Section
           7.20 (vi).

           8.4 BREACH OF OTHER PROVISIONS. The breach of Section 2.8(b) hereof (in each case only as to deposits into the Project-Related Cash Collateral Account and the provision of Mortgages on replacement Collateral Projects) which is not cured within ten (10) days after written notice thereof has been given to Borrower by the Administrative Agent, or the breach (other than a breach which constitutes a Major Default under Sections 8.1, 8.2 or 8.3) of
           Section 4 of the Amendment and Extension or of Sections 7.11, 7.12, 7.28, or 7.31 hereof which is not cured within thirty (30) days after written notice thereof has been given to Borrower by the Administrative Agent.

           8.5 MATERIAL INDEBTEDNESS. (i) Any failure of the General Partner or the Borrower to pay when due any payment due under the Note Purchase Agreements ("MATERIAL INDEBTEDNESS") after giving effect to any applicable grace period thereunder; or (ii) any default in the performance of any term, provision or condition contained in any agreement under which the Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of the Material Indebtedness to cause, the Material Indebtedness to become due prior to its stated maturity; or (iii) the Material Indebtedness shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof.

           8.6 VOLUNTARY BANKRUPTCY. The General Partner or the Borrower shall
           (i) have an order for relief entered with respect to it under the federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it as a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, (v) take any corporate action to authorize or effect any of the foregoing actions set forth in this
           SECTION 8.6 or (vi) not pay, or admit in writing its inability to pay, its debts generally as they become due.

           8.7 INVOLUNTARY BANKRUPTCY. A receiver, trustee, examiner, liquidator or similar official shall be appointed for the General Partner or the Borrower, or a proceeding described in SECTION 8.6(IV) shall be instituted against the General Partner or the Borrower and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of sixty (60) consecutive days.

           8.8 JUDGMENTS. The General Partner or the Borrower shall fail within sixty (60) days to pay, bond or otherwise discharge any judgments or orders for the payment of money in an amount which, when added to all other judgments or orders outstanding against the General Partner or the Borrower would exceed $10,000,000 in the aggregate, which have not been stayed on appeal or otherwise appropriately contested in good faith.

           8.9 REVOCATION OF GUARANTY. The revocation or attempted revocation of any Guaranty.

           8.10. AGC/GEI RENT DEFAULT. AGC and GEI, in the aggregate, fail to make scheduled rent payments to the Borrower in excess of the delinquent amount on the Effective Date plus, as of any date, the "Maximum Deferral Percentage" times all AGC/GEI Base Rental due from April 1, 2002 through such date, taking in account both rent reductions due to sales of Projects and rent escalations and rent increases on account of capital expenditures by the Borrower (such excess, the "Delinquent Rent Amount"). The Maximum Deferral Percentage has been defined in a separate side letter among Borrower and the Administrative Agent of even date with the Amendment and Extension. Notwithstanding the foregoing, if AGC and GEI fail to pay in full the aggregate minimum rent, the Borrower shall have a 90 day period to use all reasonable efforts to cause AGC and GEI to pay such amounts in full and such failure by AGC and GEI will not constitute a Major Default during such 90 day period so long as the Borrower establishes within ten (10) days after such failure a standing cash collateral account with the Collateral Trustee for the benefit of the Lenders and the NGP Noteholders (the "Rent Deferral Cash Collateral Account") and deposits therein an amount equal to 90 days interest on the Facility and on the Note Purchase Agreements as reasonably projected by the Administrative Agent and the NGP Noteholders, respectively, such deposit to be returned to Borrower if and only if AGC and GEI fully cure such failure to pay minimum rent within such period and otherwise to be applied to reduce the outstanding principal balance of the Facility and the Note Purchase Agreements at the end of such period in accordance with the terms of the Collateral Agency Agreement.

           8.11 BREACH OF PROVISIONS OF COLLATERAL AGENCY Agreement. The breach of any one or more of Sections 6(a), 6(f) (only with respect to policies of insurance required to be maintained by the Borrower under the Collateral Agency Agreement), 7(a) (only to the extent of a material breach thereof and except to the extent of any involuntary Lien (as such term is defined in the Collateral Agency Agreement) contested by Borrower, provided the Borrower has set aside a reserve in the contested amount and is continuously and diligently pursuing resolution thereof) and 7(b) of the Collateral Agency Agreement which is not cured within thirty (30) days after written notice thereof has been given to the Borrower by the Administrative Agent.

      F.   Article IX, ACCELERATION, WAIVERS, AMENDMENT AND REMEDIES.

           Section 9.2 shall be deleted and replaced by the following:

           AMENDMENTS. Subject to the provisions of this Article IX, the Required Lenders (or the Administrative Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder (any of the foregoing being referred to as a "Modification"); provided, however, that any such Modification with respect to the matters described below shall require the consent of all Lenders so indicated below:

                (i) Releasing the General Partner from the Guaranty;

                (ii) Reducing the percentage specified in the definition of Required Lenders or Super Majority
                Lenders;

                (iii) Increasing the amount of the Aggregate
                Commitment;

                (iv) Permitting the Borrower to assign or allow another Person to assume its rights under this Agreement, other than pursuant to a merger or other transaction permitted or consented to hereunder;

                (v) Amending this Section 9.2;

                (vi) Amending clause (vi) of Section 7.20 or any of the defined terms contained therein; and

                (vii) Subordinating the Obligations to any other
                Indebtedness of the Borrower or the Guarantor.

                (viii) Extending the Revolving Facility Termination Date, the Term Facility Termination Date or the time of payment of any of the other Obligations; (ix) Forgiving all or any portion of the principal amount of any Advance or accrued interest thereon; and

                (x) Modifying the Adjusted ABR Rate or any of the defined terms contained therein.

           (d) No amendment of any provision of this Agreement relating to the Administrative Agent shall be effective without the written consent of the Administrative Agent, and no amendment increasing the Commitment of any Lender shall be effective without the written consent of such Lender.

      6. VOLUNTARY AGREEMENT. Borrower represents and warrants that it is represented by legal counsel of its choice, that it has consulted with counsel regarding this Amendment, that it is fully aware of the terms of this Amendment, and that it has entered into this Amendment voluntarily and without coercion or duress of any kind.

      7. NO COURSE OF CONDUCT. Borrower acknowledges that the determination by Lenders to enter into this Amendment does not constitute a course of conduct or course of dealing. Borrower acknowledges that it has no basis to expect any Lender to enter into any further amendment, waiver or modification of any of the terms of the Loan Documents.

      8. FURTHER ASSURANCES. Borrower, Guarantor, Agent and the Lenders executing this Amendment shall execute and deliver such further instruments and perform such further acts as may be reasonably requested by each other of the foregoing persons from time to time to confirm the provisions of this Amendment and to carry out the intents and purposes of this Amendment.

      9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      10. INTERPRETATION. As used herein, the terms (a) "person" shall mean an individual, a corporation, a partnership, a trust, an unincorporated organization or other entity or any agency or political subdivision thereof; and
(b) "including" or "include" shall mean "including without limitation" or "include, among other things", or "include, without limiting the generality of the foregoing". The Recitals to this Amendment are incorporated herein and expressly made a part hereof. The terms and provisions of this Amendment shall be interpreted and construed in accordance with their usual and customary meanings, and the parties hereby expressly waive and disclaim in connection with the interpretation and construction of this Amendment, any rule of law or procedure requiring otherwise, including, any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Amendment shall be interpreted or construed against the party whose attorney prepared this Amendment or any earlier draft of this Amendment.

      11. COUNTERPARTS. This Amendment may be executed in two or more counterparts (including by facsimile transmission of signature pages hereto), each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute but one agreement.

      12. CONTINUING EFFECT. Except as expressly modified by this Amendment, the Credit Agreement shall continue in full force and effect. Guarantor hereby reaffirms the Guaranty and agrees that all of the undertakings, agreements, waivers and releases contained therein shall continue in full force and effect with respect to the Credit Agreement and other Loan Documents as modified herein.








                [SIGNATURES ARE CONTAINED ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, Borrower, Guarantor, Agent and Lenders have caused this Agreement to be executed as of the date first above written.



BORROWER:                           NATIONAL GOLF OPERATING
--------                            PARTNERSHIP, L.P.

                                    By:   National Golf Properties, Inc., its
                                          general partner


                                    By:/s/ Neil M. Miller
                                       ------------------------------------
                                    Print Name: Neil M. Miller
                                    Title: CFO and Secretary


GUARANTOR:                          NATIONAL GOLF PROPERTIES, INC.
---------

                                    By:/s/ Neil M. Miller
                                       ------------------------------------
                                    Print Name: Neil M. Miller
                                    Title: CFO and Secretary


AGENT:                              BANK ONE, NA, Individually and as
-----                               Administrative Agent


                                    By:/s/ Richard R. Howard
                                       ------------------------------------
                                    Print Name: Richard R. Howard
                                    Title: Vice President


LENDERS:                            MERRILL LYNCH CAPITAL CORPORATION,
-------                             Individually and as Syndication Agent


                                    By:/s/ Michael E. O'Brien
                                       ------------------------------------
                                    Print Name: Michael E. O'Brien
                                    Title: Vice President

                                    ING CAPITAL LLC, as successor to
                                    ING (U.S.) CAPITAL LLC, Individually and as Co-Documentation Agent and Co-Arranger


                                    By:/s/ David J. Lattimer
                                       -----------------------------------
                                    Print Name: David J. Lattimer
                                    Title: Vice President



                                    UNION BANK OF CALIFORNIA, N.A.,
                                    Individually and as Co-Documentation Agent


                                    By:/s/ Scott Martin Bleifer
                                       -----------------------------------
                                    Print Name: Scott Martin Bleifer
                                    Title: Vice President



                                    FLEET NATIONAL BANK, Individually and as
                                    Co-Agent


                                    By:/s/ Richard E. Lynch
                                       -------------------------------------
                                    Print Name: Richard E. Lynch
                                    Title: Vice President



                                    CITY NATIONAL BANK, Individually and as
                                    Co-Agent


                                    By:/s/ Steve Sloan
                                       -------------------------------------
                                    Print Name: Steve Sloan
                                    Title: Senior Vice President



                                    WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION, Individually and as Co-Agent


                                    By:/s/ Charles C. Warner
                                       -------------------------------------
                                    Print Name: Charles C. Warner
                                    Title: Vice President

                                    PACIFIC LIFE INSURANCE COMPANY


                                    By:/s/ T. Anthony Premer
                                       -------------------------------------
                                    Print Name: T. Anthony Premer
                                    Title: Vice President



                                    By:/s/ C.S. Dillion
                                       -------------------------------------
                                    Print Name: C.S. Dillion
                                    Title: Assistant Secretary



                                    AMSOUTH BANK


                                    By:/s/ Carl M. Ferris
                                       -------------------------------------
                                    Print Name: Carl M. Ferris
                                    Title: Vice President


                                    CALIFORNIA FEDERAL BANK


                                    By:/s/ Preston A. Minor
                                       -------------------------------------
                                    Print Name: Preston A. Minor
                                    Title: Vice President



                                    FIRST AMERICAN BANK TEXAS, SSB


                                    By:/s/ Matt Malone
                                       -------------------------------------
                                    Print Name: Matt Malone
                                    Title: Assistant Vice President



                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:/s/ Bruno DeFloor
                                       -------------------------------------
                                    Print Name: Bruno DeFloor
                                    Title: Vice President

                                    DRESDNER BANK, AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES


                                    By:/s/ Clifford Rooke
                                       -------------------------------------
                                    Print Name: Clifford Rooke
                                    Title: Director


                                    By:/s/ Garrett W. Thelander
                                       -------------------------------------
                                    Print Name: Garrett W. Thelander
                                    Title: Director



                                    ING PRIME RATE TRUST
                                    By: ING Investments LLC

                                    By:/s/ Jason Groom
                                       -------------------------------------
                                    Print Name: Jason Groom
                                    Title: Vice President



                                    THE TRAVELERS INSURANCE COMPANY

                                    By:/s/ Pamela D. Westmoreland
                                       -------------------------------------
                                    Print Name: Pamela D. Westmoreland
                                    Title: Investment Officer



                                    MASSACHUSETTS MUTUAL LIFE INSURANCE
                                    COMPANY


                                    By:/s/ Steven J. Katz
                                       -------------------------------------
                                    Print Name: Steven J. Katz
                                    Title: Second Vice President and
                                           Associate General Counsel



                                    OCTAGON INVESTMENT PARTNERS II, LLC
                                    By: Octagon Credit Investors, LLC as
                                        Portfolio Manager


                                    By:/s/ Andrew D. Gordon
                                       -------------------------------------
                                    Print Name: Andrew D. Gordon
                                    Title: Portfolio Manager

                                    OCTAGON INVESTMENT PARTNERS III, LTD.
                                    By: Octagon Credit Investors, LLC as
                                        Portfolio Manager


                                    By:/s/ Andrew D. Gordon
                                       -------------------------------------
                                    Print Name: Andrew D. Gordon
                                    Title: Portfolio Manager



                                    OCTAGON INVESTMENT PARTNERS IV, LTD.
                                    By: Octagon Credit Investors, LLC as
                                        Portfolio Manager


                                    By:/s/ Andrew D. Gordon
                                       -------------------------------------
                                    Print Name: Andrew D. Gordon
                                    Title: Portfolio Manager



                                    KZH Soleil LLC


                                    By:/s/ Joyce Fraser-Bryant
                                       -------------------------------------
                                    Print Name: Joyce Fraser-Bryant
                                    Title: Authorized Agent



                                    KZH Soleil-2 LLC


                                    By:/s/ Joyce Fraser-Bryant
                                       -------------------------------------
                                    Print Name: Joyce Fraser-Bryant
                                    Title: Authorized Agent



                                    FIRSTRUST BANK


                                    By:/s/ Kent Nelson
                                       -------------------------------------
                                    Print Name: Kent Nelson
                                    Title: Vice President



                                    GALAXY CLO 1999-1, Ltd.


                                    By:/s/ Thomas G. Brandt
                                       -------------------------------------
                                    Print Name: Thomas G. Brandt
                                    Title: Vice President

                                    PINEHURST TRADING, INC.


                                    By:/s/ Diana L. Mushill
                                       -------------------------------------
                                    Print Name: Diana L. Mushill
                                    Title: Assistant Vice President



                                    CENTREPACIFIC SIERRA CLO I

                                    By:/s/ Kevin Hickam
                                       -------------------------------------
                                    Print Name: Kevin Hickam
                                    Title: Managing



                                    PB CAPITAL CORPORATION


                                    By:/s/ Nina Zhou
                                       -------------------------------------
                                    Print Name: Nina Zhou
                                    Title: Assistant Vice President


                                    By:/s/ Jeffrey Frost
                                       -------------------------------------
                                    Print Name: Jeffrey Frost
                                    Title: Managing Director,
                                           Portfolio Management